UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                       	Washington, D.C.  20549



                                FORM 8-K
	                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): November 1, 1999


                 CAMERA  PLATFORMS  INTERNATIONAL, INC.

        	(Exact name of registrant as specified in its charter)

       Delaware       				  0-14675  			      95-4024550
(State or other jurisdiction		  (Commission			(IRS Employer Identification No.)
of incorporation or organization)		File Number)

             10909 Vanowen Street, North Hollywood, CA 91605
        	(Address of principal executive offices)       (Zip Code)

                           (818) - 623-1700

       	(Registrant's telephone number, including area code)

                 Not Applicable_________
   	(Former name or former address if changed since last report)

Item 6.  Registration of Registrant's Directors.

On November 1, 1999, Philip Berardi, President and member of the Board of Directors of Camera Platforms International, Inc., resigned his position as a member of the Board of Directors.


                                         	SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      CAMERA PLATFORMS INTERNATIONAL, INC.



Date:  November 18, 1999               	/s/ Philip Berardi
                                       	Philip Berardi
                                       	President